                                                                  Execution Copy



                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 18, 2003 (this "Amendment"), is by and among Universal Forest Products, Inc., a Michigan corporation (the "Company"), the Canadian Borrower, the Lenders, Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent.

                                     RECITAL

         The Company, the Canadian Borrower, the Lenders, the Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement dated as of November 25, 2002 (the "Credit Agreement"). The Company, the Canadian Borrower and the Guarantors desire to amend the Credit Agreement and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement shall be amended as follows:

         1.1 The definition of Lien in Section 1.1 is amended by adding the following to the end thereof: ", provided that the filing of financing statements solely with respect to, or other lien or claim solely on, any interest in Sale Receivables sold or otherwise transferred in a Permitted A/R Sale Transaction shall not be considered a Lien."


         1.2 The following new definitions are added to Article I in appropriate alphabetical order:

         "A/R Sale Obligations" shall mean the aggregate consolidated obligations of the Company and its Subsidiaries pursuant to all sales and other transfers of Sale Receivables in connection with Permitted A/R Sale Transactions. For purposes of this definition, the amount of such obligations shall be deemed to be, as of any date, the aggregate purchase price paid to date for Sale Receivables by the purchaser thereof, net of any and all collections and recourse payments with respect to such Sale Receivables that have been received to by or on behalf of such purchaser (or, if determined by the Agent, such other amount determined by the Agent based on the aggregate outstanding principal amount thereof if all Permitted A/R Sale Transactions were structured as on balance sheet financings, whether or not shown as a liability on a consolidated balance sheet of the Company and its Subsidiaries), together with any discount, interest, fees, indemnities, penalties, recourse obligations, expenses or other amounts representative of yield or interest earned on such investment or otherwise in connection therewith, to the extent that any of such items are, as of the date of determination, outstanding and unpaid.

         "A/R Subsidiary" shall mean a wholly-owned Subsidiary of the Company that engages in no activities other than the purchase of accounts receivable from other Subsidiaries of the Company and



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from the Company and Permitted A/R Sale Transactions and any necessary related activities and owns no assets other than accounts receivable so purchased (including Sale Receivables), the proceeds of such accounts receivable, and such other assets as are required in connection with Permitted A/R Sale Transactions, and which Subsidiary shall be a Guarantor.

         "Permitted A/R Sale Transaction" shall mean any transaction, or series of transactions, under which Sale Receivables owned by the A/R Subsidiary are sold or transferred to a third-party purchaser in exchange for consideration, in cash or its equivalent, in an amount equal to the fair market value thereof, and under which the A/R Subsidiary, the Company and/or another Subsidiary shall continue to service the Sale Receivables as agent or sub-agent on behalf of the purchaser thereof.

         "Sale Receivables" shall mean, collectively (a) accounts receivable that have been originated by the Company or a Subsidiary and transferred to the A/R Subsidiary for sale pursuant to a Permitted A/R Sale Transaction; (b) all proceeds of such accounts receivable; and (c) any and all instruments, contract rights, chattel paper, or other general intangibles relating to or arising out of such accounts receivable.


         1.3 Reference in Section 2.1(d) to "$30,000,000" is deleted and "$50,000,000" is substituted in place thereof.


         1.4 Section 5.2(f) is amended by adding the following to the end thereof: ", provided, further, that for purposes of this Section 5.2(f), the sale or transfer by the A/R Subsidiary of Sale Receivables pursuant to Permitted A/R Sale Transactions shall not be deemed to be asset transfers, to the extent that net collections from such Sale Receivables are used by the purchaser thereof to acquire additional Sale Receivables from the A/R Subsidiary under one or more subsequent Permitted A/R Sale Transactions, and such net collections are in fact so used within six months after purchaser's receipt thereof."


         1.5 Section 5.2(i) is amended by adding the following to the end thereof: ", and except that the A/R Subsidiary and the Company may agree, as part of any Permitted A/R Sale Transaction, not to allow, grant or create any Lien upon any of the Sale Receivables."


         1.6 A new Section 5.2(n) is added as follows:

                  (n) Permitted A/R Sale Obligations. Permit or suffer the aggregate A/R Sale Obligations to exceed $35,000,000 at any time.


         1.7 Each reference in Section 6.1(f) to "Indebtedness", other than the reference to Indebtedness inside the parenthetical in line 3 of Section 6.1(f), shall be deleted and "Indebtedness or A/R Sale Obligations" shall be substituted in each place thereof.

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                                   ARTICLE 2.
                                 REPRESENTATIONS

         Each Borrower represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate action and are not in contravention of any material law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of its charter or by-laws, or of any material contract or undertaking to which it is a party or by which it or its property is bound or affected and do not result in the imposition of any Lien except for Permitted Liens.

         2.2 This Amendment is the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article IV of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects on and as of the date hereof as if such representations and warranties were made on and as of the date hereof.

         2.4 No Event of Default or Default exists on the date hereof.


                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.

         This Amendment shall become effective as of the date hereof, provided that each of the following has been satisfied:

         3.1 This Amendment shall be signed by the Borrowers, the Agent and the Required Lenders.

         3.2 Each Guarantor shall have executed the Consent and Agreement attached hereto.

         3.3 The Borrowers shall deliver to the Agent such board resolutions, incumbency certificates and legal opinions required by the Agent.

         3.4 The Borrowers shall deliver to the Agent such other agreements and documents in connection herewith as requested by the Agent.

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                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.3 Each Borrower acknowledges and agrees that the Agent, the Syndication Agent, the Documentation Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Loan Documents and all actions taken by the Agent, the Syndication Agent, the Documentation Agent and/or the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents. Each Borrower represents and warrants that it is not aware of, and hereby waives, any claims or causes of action against the Agent, the Syndication Agent, the Documentation Agent or any Lender, any participant lender or any of their successors or assigns.

         4.4 Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document or any transactions in connection therewith. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                                 UNIVERSAL FOREST PRODUCTS, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS NOVA SCOTIA
                                 ULC


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 BANK ONE, NA, as a Lender and as Agent


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------







                                 BANK ONE, NA, CANADA BRANCH


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 WACHOVIA BANK, NA, as a Lender and as
                                 Syndication Agent


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 STANDARD FEDERAL BANK, NA, as a Lender
                                 and as Documentation Agent


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 BANK OF MONTREAL



                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------



                                 BANK OF MONTREAL


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 COMERICA BANK



                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 COMERICA BANK, CANADA BRANCH


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 KEYBANK NATIONAL ASSOCIATION


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 NATIONAL CITY BANK


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 BANK OF AMERICA


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 FIFTH THIRD BANK


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 HUNTINGTON NATIONAL BANK


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 PROVIDENT BANK


                                 By:
                                    -----------------------------------------

                                 Name:
                                      ------------------------------

                                 Its:
                                     ----------------------------------------

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                              CONSENT AND AGREEMENT

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby, and agrees to all terms and provisions of the above letter applicable to it;

                  (b) agrees that its Guaranty and all other Loan Documents executed by the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent and/or the Lenders (collectively, the "Documents") are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document or any transactions in connection therewith; and

                  (c) acknowledges that it is in its interest and to its financial benefit to execute this consent and agreement.


                                 UNIVERSAL FOREST
                                 PRODUCTS RMS, LLC


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UFP TRANSPORTATION, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 UNIVERSAL FOREST PRODUCTS
                                 INDIANA LIMITED PARTNERSHIP


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS
                                 TEXAS LIMITED PARTNERSHIP

                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS
                                 HOLDING COMPANY, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS
                                 WESTERN DIVISION, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

                                 SHOFFNER HOLDING COMPANY, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS
                                 EASTERN DIVISION, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL FOREST PRODUCTS SHOFFNER LLC


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UNIVERSAL TRUSS, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------



                                 UNIVERSAL FOREST PRODUCTS
                                 RECLAMATION CENTER, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

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                                 UNIVERSAL FOREST PRODUCTS OF MODESTO L.L.C.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 TRESSTAR, LLC


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UFP VENTURES, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 CONSOLIDATED BUILDING COMPONENTS, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UFP REAL ESTATE, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------

                                 SYRACUSE REAL ESTATE, LLC


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------


                                 UFP VENTURES II, INC.


                                 By:
                                    -----------------------------------------

                                 Print Name:
                                            ---------------------------------

                                 Its:
                                     ----------------------------------------